UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2010
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2010, DG Acquisitions (B.C.), Inc., a British Columbia corporation (“Dollar Tree”), an indirect subsidiary of Dollar Tree, Inc. (“Company”), Dollar Giant Store (B.C.) Ltd., a British Columbia corporation (“Dollar Giant”), Clock Holdings Ltd., a British Columbia corporation, D.V.N. Investments Inc., an Ontario corporation, Calvano Holdings Ltd., a British Columbia corporation, and Graham MacKenzie, Antonio Calvano, and Joseph Calvano entered into a definitive purchase agreement (“Purchase Agreement”) providing for Dollar Tree to acquire substantially all of the assets of Dollar Giant.  This is the Company’s first expansion of its retail operations outside of the United States.

Based in Vancouver, British Columbia, Dollar Giant stores offer a wide assortment of quality general merchandise, contemporary seasonal goods and everyday consumables, all priced at $1.25 or less.  The stores average 9,000 gross square feet and operate in British Columbia, Ontario, Alberta and Saskatchewan.  Net income for the fiscal year ended June 30, 2010 was approximately $3.0 million (CAD).

Under the terms of the Purchase Agreement, Dollar Tree would acquire 85 Dollar Giant stores and substantially all of Dollar Giant’s other assets, inventory, leasehold rights and certain intellectual property (as further defined in the Purchase Agreement, the “Purchased Assets”).  In consideration of the sale and transfer of the Purchased Assets to Dollar Tree and of the agreement by Dollar Giant to perform each of the other obligations hereunder, Dollar Giant will be paid a purchase price estimated to equal approximately $52,000,000 (CAD), which is the Enterprise Value reduced by the sum of Adjusted Permanent Debt and the amount, if any, of the Net Current Asset Deficit and Inventory Deficit as defined in the Purchase Agreement.  The Purchase Agreement is subject to certain standard closing conditions, representations and warranties, terminations provisions, and indemnification provisions.  No governmental approvals or consents are required to consummate the purchase.

The foregoing description of the Purchase Agreement described above is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 to this Current Report, and such agreement shall be deemed incorporated herein by reference.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about the Company, Dollar Tree, Dollar Giant or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Dollar Tree, Dollar Giant, or any of their respective subsidiaries, affiliates, or businesses. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, Dollar Tree or Dollar Giant. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about the Company, Dollar Tree or Dollar Giant and their respective subsidiaries that the respective companies include in reports, statements, and other filings they make with the SEC.

A WARNING ABOUT FORWARD LOOKING STATEMENTS: This report contains "forward looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward looking statements address future events, developments or results and typically use words such as believe, will, anticipate, expect, intend, plan, forecast, outlook, or estimate. For example, our forward looking statements include statements regarding the completion of the transaction and the related terms of the transaction. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in the Company’s Annual Report on Form 10-K, as amended, filed March 19, 2010 and Quarterly Reports on Form 10-Q filed May 20, 2010 and August 19, 2010. In light of these risks and uncertainties, the future events, developments or results described by our forward looking statements in this document could turn out to be materially and adversely different from those we discuss or imply. We are not obligated to release publicly any revisions to any forward looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Item 7.01. Regulation FD Disclosure.

On October 8, 2010, Dollar Tree, Inc. issued a press release announcing it will be webcasting its Annual Capital Markets Conference on October 14, 2010 where members of senior management will discuss the Company's business and growth plans.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

On October 11, 2010, Dollar Tree, Inc. issued a press release regarding the execution of the Purchase Agreement reported under Item 1.01 hereof.  A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

10.1         Purchase Agreement dated October 10, 2010.

99.1         Press Release dated October 8, 2010 issued by Dollar Tree, Inc. announcing webcast of its 2010 Annual Capital Markets Conference.

99.2         Press Release dated October 11, 2010 issued by Dollar Tree, Inc. announcing its intent to acquire 85 Dollar Giant stores.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: October 12, 2010	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 10.1	Purchase Agreement dated October 10, 2010.

Exhibit 99.1	Press Release dated October 8, 2010 issued by Dollar Tree, Inc. announcing webcast of its 2010 Annual Capital Markets Conference.

Exhibit 99.2	Press Release dated October 11, 2010 issued by Dollar Tree, Inc. announcing its intent to acquire 85 Dollar Giant stores.